                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 08/25/03 - 09/30/03

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                                                          DOCUMENT     EXPLANATION
                                                                                               FORM NO.     ATTACHED      ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                                    MOR - 1A         x
------------------------------------------------------------------------------------------------------------------------------------
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                         MOR - 1B         x
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                        MOR - 2
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                  MOR - 3
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                   MOR - 4          x
------------------------------------------------------------------------------------------------------------------------------------
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                             x
------------------------------------------------------------------------------------------------------------------------------------
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                    x
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                                           MOR - 4          x
------------------------------------------------------------------------------------------------------------------------------------
    Listing of aged accounts payable                                                                            x
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                      MOR - 5          x
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                                           MOR - 5          x
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:


/s/ Mark E. Toney                            Executive Chairman
--------------------------------------       -----------------------------------
Signature of Responsible Party               Title


Mark E. Toney                                12/4/2003
--------------------------------------       -----------------------------------
Printed Name of Responsible Party            Date


PREPARER:


/s/ John P. Boyle                            Chief Accounting Officer
--------------------------------------       -----------------------------------
Signature of Preparer                        Title


John P. Boyle                                12.04.03
--------------------------------------       -----------------------------------
Printed Name of Preparer                     Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                               --------------------------------------------     ------------------------------------
                                                           CURRENT MONTH                              CUMULATIVE FILING TO DATE
                                               --------------------------------------------     ------------------------------------
                                                      Debtor            Non-Debtor (i)                         Actuals
                                               --------------------------------------------     ------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                 132                     -                                  132
------------------------------------------------------------------------------------------------------------------------------------

RECEIPTS
Customer Payments (a)                                   279                     -                                  279
Trust Receipts (b)                                        -                 3,348                                3,348
Trust Advances (b)                                        -                (3,333)                              (3,333)
Receipt of Servicer Fee                                 131                     -                                  131
Payments by Affiliates on Debtor's Behalf (c)           396                     -                                  396
DIP Facility Advances                                 4,500                     -                                4,500
                                               -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                        5,306                    15                                5,321
------------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Payroll (d)(e)(f)                                      (272)                    -                                 (272)
Benefits (d)(e)(f)                                      (35)                    -                                  (35)
Building Costs (g)                                      (37)                    -                                  (37)
Equipment Costs                                         (29)                    -                                  (29)
Auto, Travel & Entertainment                             (6)                    -                                   (6)
Outside Services                                         (3)                    -                                   (3)
Sales & Use Taxes                                         -                     -                                    -
DIP Facility Repayments                              (4,000)                    -                               (4,000)
Other Expense (h)                                       (52)                    -                                  (52)

Professional Fees                                         -                     -                                    -
U.S. Trustee Quarterly Fees                               -                     -                                    -
                                               -------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                  (4,434)                    -                               (4,434)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                           872                    15                                  887
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                     1,004                    15                                1,019
------------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL DISBURSEMENTS                                                                                             (4,434)
   Transfers to Debtor in Possession Accounts                                                                        -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                          -
   Disbursements Related to Restricted Funds that are not Estate Expenses (h)                                       30
   Payments by Affiliates on Debtor's Behalf (c)                                                                  (396)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 (4,800)

------------------------------------------------------------------------------------------------------------------------------------


See footnotes on following page.                                        MOR - 1A

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-A FOOTNOTES

      (a) Payments on loan agreements between DVI Business Credit Corporation and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that needs to be sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (case #03-12657) out of its operating account for the benefit of DVI Business Credit Corporation creditors. The $396,000 paid by DVI Financial Services on behalf of the Debtor consists of the allocation of Jamison-based costs totaling $138,000, and the direct payment of Debtor invoices for $258,000. Repayment is normally scheduled for the following month.

      (d)   The amount of employees at the end of the three previous months:

              July         66
              August       26
              September    25

      (e) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to DVI Business Credit Corporation (BC). Only the payroll of certain departments, however, is subject to the allocation. While DVI identifies payroll for each department, it is not practicable to do so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DVI Financial Services Inc. (case #03-12657). The relationship between payroll and benefits is further affected in the first MOR by the payment of medical premiums for September before the allocation agreement among the creditors was established. The payroll-benefit relationship reflected on our general ledger, without the influence of allocations, is a much more consistent 15.8% for DVI Financial Services Inc. and 14.2% for BC.

      (f) The payroll is a separate payroll register, but the same DVI Financial Services Inc. cash account is used to make payroll payments.

      (g) Building costs of $37,000 were primarily the result of allocations from DVI Financial Services Inc. Please refer to the DVI Financial Services Inc. (case #03-12657) for supplemental data.

      (h) Other expenses of $52,000 were primarily the result of a $30,000 reserved cash requirement relative to bank charges, $8,000 in direct bank charges and allocations from DVI Financial Services Inc (DFS). Please refer to the DFS supplemental data.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 08/25/03 - 09/30/03

BANK RECONCILIATIONS
(in thousands)

                                              --------------------------------------------------------------     -------------------
                                                                            ACCOUNTS                                CURRENT MONTH
                                              --------------------------------------------------------------     -------------------
                                                  Debtor Operating         Non-Debtor (i)        Other                 Actuals
                                              --------------------------------------------------------------     -------------------
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                                   132                       -               -                     132
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
Customer Payments (a)                                     279                       -               -                     279
Trust Receipts (b)                                          -                   3,348               -                   3,348
Trust Advances (b)                                          -                  (3,333)              -                  (3,333)
Receipt of Servicer Fee                                   131                       -               -                     131
Payments by Affiliates on Debtor's Behalf (c)             396                       -                                     396
DIP Facility Advances                                   4,500                       -               -                   4,500
                                              --------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                          5,306                      15               -                   5,321
------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
Payroll (d)(e)(f)                                        (272)                      -               -                    (272)
Benefits (d)(e)(f)                                        (35)                      -               -                     (35)
Building Costs (g)                                        (37)                      -               -                     (37)
Equipment Costs                                           (29)                      -               -                     (29)
Auto, Travel & Entertainment                               (6)                      -               -                      (6)
Outside Services                                           (3)                      -               -                      (3)
Sales & Use Taxes                                           -                       -               -                       -
DIP Facility Repayments                                (4,000)                      -               -                  (4,000)
Other Expense (h)                                         (52)                      -               -                     (52)

Professional Fees                                           -                       -               -                       -
U.S. Trustee Quarterly Fees                                 -                       -               -                       -
                                              --------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                    (4,434)                      -               -                  (4,434)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                             872                      15               -                     887
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CASH END OF MONTH                                       1,004                      15               -                   1,019
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                            1,004                      15               -                   1,019
   Deposits in Transit                                      -                       -               -                       -
   Outstanding Checks                                       -                       -               -                       -
   Other                                                    -                       -               -                       -
ADJUSTED BANK BALANCE                                   1,004                      15               -                   1,019
------------------------------------------------------------------------------------------------------------------------------------


See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12658 (MFW)

MOR 1-B FOOTNOTES

      (a) Payments on loan agreements between DVI Business Credit Corporation and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that needs to be sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (case #03-12657) out of its operating account for the benefit of DVI Business Credit Corporation creditors. The $396,000 paid by DVI Financial Services on behalf of the Debtor consists of the allocation of Jamison-based costs totaling $138,000, and the direct payment of Debtor invoices for $258,000. Repayment is normally scheduled for the following month.

      (d)   The amount of employees at the end of the three previous months:

              July         66
              August       26
              September    25

      (e) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to DVI Business Credit Corporation (BC). Only the payroll of certain departments, however, is subject to the allocation. While DVI identifies payroll for each department, it is not practicable to do so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DVI Financial Services Inc. (case #03-12657). The relationship between payroll and benefits is further affected in the first MOR by the payment of medical premiums for September before the allocation agreement among the creditors was established. The payroll-benefit relationship reflected on our general ledger, without the influence of allocations, is a much more consistent 15.8% for DVI Financial Services Inc. and 14.2% for BC.

      (f) The payroll is a separate payroll register, but the same DVI Financial Services Inc. cash account is used to make payroll payments.

      (g) Building costs of $37,000 were primarily the result of allocations from DVI Financial Services Inc. Please refer to the DVI Financial Services Inc. (case #03-12657) for supplemental data.

      (h) Other expenses of $52,000 were primarily the result of a $30,000 reserved cash requirement relative to bank charges, $8,000 in direct bank charges and allocations from DVI Financial Services Inc (DFS). Please refer to the DFS supplemental data.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

--------------------------------------------------------------------------------------------------------------------
                                                          Beginning         Amount          Amount         Ending
                                                             Tax          Withheld or        Paid            Tax
                                                          Liability         Accrued                       Liability
--------------------------------------------------------------------------------------------------------------------
FEDERAL
--------------------------------------------------------------------------------------------------------------------
Withholding                                                       -              21              21              -
--------------------------------------------------------------------------------------------------------------------
FICA-Employee                                                     -              10              10              -
--------------------------------------------------------------------------------------------------------------------
FICA-Employer  (b)                                                2              10              10              3
--------------------------------------------------------------------------------------------------------------------
Unemployment                                                      -               0               0              -
--------------------------------------------------------------------------------------------------------------------
Income (c) (d)                                               (2,849)           (787)           (647)        (2,989)
--------------------------------------------------------------------------------------------------------------------
Other                                                             -               -               -              -
--------------------------------------------------------------------------------------------------------------------
    Total Federal Taxes                                      (2,847)           (746)           (607)        (2,986)
--------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------
Withholding                                                       -               6               6              -
--------------------------------------------------------------------------------------------------------------------
Sales (b)                                                         -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Excise                                                            -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Unemployment                                                      -               0               0              -
--------------------------------------------------------------------------------------------------------------------
Real Property                                                     -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Personal Property                                                 -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Florida Doc Stamp                                                 -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Franchise                                                         -               -               -              -
--------------------------------------------------------------------------------------------------------------------
Other: Local Income Tax Withholding                               -               -               -              -
--------------------------------------------------------------------------------------------------------------------
    Total State and Local                                         -               6               6              -
--------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                                                  (2,847)           (741)           (601)        (2,986)
--------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

--------------------------------------------------------------------------------
ACCOUNTS PAYABLE AGING                                                  AMOUNT
--------------------------------------------------------------------------------
Current                                                                   193
--------------------------------------------------------------------------------
0 - 30 days                                                                 -
--------------------------------------------------------------------------------
31 - 60 days                                                                -
--------------------------------------------------------------------------------
61 - 90 days                                                                -
--------------------------------------------------------------------------------
91+ days                                                                    -
--------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                                                    193
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 08/25/03 - 09/30/03
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

      (a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   08/25/03 - 09/30/03


                                 RECEIVABLES (a)
(in thousands)

-----------------------------------------------------------------------------------------------------------    ------------------
RECEIVABLES                                                                                                       AMOUNT
-----------------------------------------------------------------------------------------------------------    ------------------
Total Lines of Credit Collateralized by Third-party Medical Receivables                                                  285,144
-----------------------------------------------------------------------------------------------------------    ------------------

                              DEBTOR QUESTIONNAIRE

-----------------------------------------------------------------------------------------------------------    ------------------
MUST BE COMPLETED EACH MONTH                                                                                     YES        NO
-----------------------------------------------------------------------------------------------------------    ------------------
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?                 X
      If yes, provide an explanation below.
-----------------------------------------------------------------------------------------------------------    ------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this                         X
      reporting period?
      If yes, provide an explanation below.
-----------------------------------------------------------------------------------------------------------    ------------------
3.    Have all postpetition tax returns been timely filed?                                                        X
      If no, provide an explanation below.
-----------------------------------------------------------------------------------------------------------    ------------------
4.    Are workers compensation, general liability and other necessary insurance coverages in effect?              X
      If no, provide an explanation below.
-------------------------------------------------------------------------------

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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of September 30, 2003 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   08/25/03 - 09/30/03



                        DVI BUSINESS CREDIT CORPORATION
                                 TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

  10/17/2003                                         /s/ Larry Arnold
---------------                                 ------------------------------
    Date                                        Signature of Responsible Party
                                                      Larry Arnold